Exhibit 99.1
THIRD QUARTER 2010 Investor Presentation

Cautionary Note Regarding Forward-looking Statements This presentation may include forward-looking statements, both with respect to the Company and its industry, that reflect our current views with respect to future events and financial performance. Statements that include the words "expect," "intend," "plan," "believe," "project," "anticipate," "will," "may" and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond the Company's control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) rating agency actions; 3) adequacy of Validus' risk management and loss limitation methods; 4) cyclicality of demand and pricing in the insurance and reinsurance markets; 5) statutory or regulatory developments including tax policy, reinsurance and other regulatory matters; 6) Validus' ability to implement its business strategy during "soft" as well as "hard" markets; 7) adequacy of Validus' loss reserves; 8) continued availability of capital and financing; 9) retention of key personnel; 10) competition; 11) potential loss of business from one or more major insurance or reinsurance brokers; 12) Validus' ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 14) the integration of businesses Validus may acquire or new business ventures Validus may start; 15) the effect on Validus' investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 16) acts of terrorism or outbreak of war; 17) availability of reinsurance and retrocessional coverage; 18) the ability of Validus to commence and complete the tender offer and the share repurchases, the price at which Validus purchases shares in the tender offer, the share repurchases or otherwise, and the number of shares it is able to purchase pursuant to the tender offer, the share repurchases or otherwise; and 19) the ability of Validus to achieve the benefits contemplated by the tender offer and the share repurchases, as well as management's response to any of the aforementioned factors. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in our most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. 2 INVESTOR PRESENTATION THIRD QUARTER 2010

Presentation for Informational Purposes Only 3 INVESTOR PRESENTATION THIRD QUARTER 2009 The discussion of the tender offer contained in this presentation is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any of the Company's common shares. The offer to purchase and the solicitation of the Company's common shares will be made only pursuant to the Offer to Purchase, the related letter of transmittal and other related materials that are expected to be mailed to all shareholders shortly after commencement of the tender offer, at no expense to shareholders. Shareholders should read those materials and the documents incorporated therein by reference carefully when they become available because they will contain important information, including the various terms of, and conditions to, the tender offer. The Company will file a Tender Offer Statement on Schedule TO with the Securities and Exchange Commission (the "SEC"). The Tender Offer Statement (including the Offer to Purchase, the related letter of transmittal and other related materials) will also be available to shareholders at no charge at the SEC's website at www.sec.gov, or the Investor Relations section of the Company's website located at www.validusholdings.com, or from the information agent, Georgeson Inc. Shareholders are urged to read those materials carefully prior to making any decisions with respect to the tender offer. The description of the repurchase agreements included on page 22 is a summary of the material terms of such repurchase agreements and such summary is qualified in its entirety by reference to the full text of each of the repurchase agreements, which have been filed as Exhibits to a Current Report on Form 8^K filed by the Company with the SEC on November 5, 2010.

Note on Non-GAAP Financial Measures In presenting the Company's results herein, management has included and discussed certain schedules containing underwriting income, net operating income (loss), annualized return on average equity and diluted book value per common share that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that these measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company's core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income (loss), finance expenses, fair value of warrants issued, transaction expenses, net realized gains (losses) on investments, net unrealized gains (losses) on investments and foreign exchange gains (losses). Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses) on investments, gains (losses) arising from translation of non-US$ denominated balances and non-recurring items. Net income is the most directly comparable GAAP measure. Net operating income focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, net unrealized gains on investments, translation of non-US$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business. Diluted book value per share is calculated based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding stock options and warrants, divided by the sum of unvested restricted shares, stock options, warrants and share equivalents outstanding (assuming their exercise). Reconciliations to the most comparable GAAP measure for both net operating income and diluted book value per share can be found at the end of this presentation. 4 INVESTOR PRESENTATION THIRD QUARTER 2010

Selected Market Information 5 Exchange / Ticker: NYSE / "VR" Share Price (September 30, 2010): $26.36 Primary Shares Outstanding: 109,237,890 Primary Market Capitalization: $2.88 billion Annual Dividend/Yield: $0.88 per share (3.34%) Analyst Coverage: Matt Carletti, JMP Securities Jay Cohen, Bank of America Merrill Lynch Dean Evans, Keefe, Bruyette & Woods Julia Ferguson, Dowling & Partners Matt Heimermann, J.P. Morgan Amit Kumar, Macquarie Brian Meredith, UBS Michael Paisan, Stifel Nicolaus Josh Shanker, Deutsche Bank INVESTOR PRESENTATION THIRD QUARTER 2010

Validus Overview Focus on short-tail classes of insurance and reinsurance Business mix balanced between insurance and reinsurance Leadership position in property catastrophe reinsurance Global operating platform Transparent risk disclosure Active capital management 6 INVESTOR PRESENTATION THIRD QUARTER 2010

7 Validus is Diversified in Short-Tail Specialty Classes Talbot GPW Last Twelve Months: $972.5 million INVESTOR PRESENTATION THIRD QUARTER 2010 Last Twelve Months GPW through September 30, 2010 of $2.0 billion Balanced by Class: 46% Property, 26% Marine, 28% Specialty Validus Re GPW Last Twelve Months: $1.101 billion Note (1) $2.0 billion consolidated GPW reflects $86.3 million intersegment eliminations. Validus Re GPW and Talbot GPW do not.

Balanced Between Insurance & Reinsurance 8 INVESTOR PRESENTATION THIRD QUARTER 2010 Reinsurance (%) Insurance (%) Based on 2009 gross premium written except ACGL which is net premium written. VR is pro forma for IPCR. ALTE is proforma for Harbor Point. Source: SEC filings and other public disclosures.

Focused on Short-Tail Specialty Classes 9 INVESTOR PRESENTATION THIRD QUARTER 2010 Short Tail (%) Long Tail (%) Based on 2009 gross premium written except ACGL which is net premium written. VR is pro forma for IPCR. ALTE is proforma for Harbor Point. Source: SEC filings and other public disclosures.

Property Cat Reinsurance is Important but not Dominant 10 INVESTOR PRESENTATION THIRD QUARTER 2010 Property Cat Reinsurance, (% of total) Other Short Tail (% of total) Long Tail (% of total) Based on 2009 gross premium written except ACGL which is net premium written. VR is pro forma for IPCR. ALTE is proforma for Harbor Point. Source: SEC filings and other public disclosures.

Validus Shareholders' Equity vs. Selected Peers Peer Comparison - Q3 2010 Common Shareholders' Equity in $US Billions 11 INVESTOR PRESENTATION THIRD QUARTER 2010 Source: SNL Financial and company reports Note (1) Includes VR and companies reporting earnings through November 5, 2010

Rate Environment - Validus Re 12 INVESTOR PRESENTATION THIRD QUARTER 2010 Source: Guy Carpenter & Company, LLC Note (1) Index value of 100 in 1990 World Catastrophe Rate on Line Index

Rate Environment - Talbot 13 INVESTOR PRESENTATION THIRD QUARTER 2010 Talbot Composite Rate Index Note (1) Rate index reflects the whole account rate change, as adjusted for changes in exposure, inflation, attachment point and terms and conditions

Global Operating Platform Based on Lloyd's Infrastructure Worldwide Operating Platform Latin American operations Onshore energy team Aviation team Singapore branch office European representative office Dubai 14 INVESTOR PRESENTATION THIRD QUARTER 2010 Note: Certain subsidiaries have been excluded for the purposes of presentation. For a complete organizational description see the company's most recent Annual Report on Form 10-K.

Third Quarter 2010 Financial Results Quarterly Highlights 15 INVESTOR PRESENTATION THIRD QUARTER 2010 25.9% ROAE and 18.8% net operating ROAE Note (1) Growth in gross premiums written is calculated on an actual basis, rather than on a Pro Forma basis Note (2) VR diluted book value per share, operating income and operating ROAE are non-GAAP financial measures Note (3) ROAE and operating ROAE are presented on an annualized basis 65.2% combined ratio (48.8% at Validus Re and 84.7% at Talbot) Net income of $238.5 million and diluted EPS of $2.08 Net operating income of $173.0 million and diluted operating EPS of $1.51 Diluted book value per share of $32.02 6.4% growth (including dividend) in Q3'10

Growth in Diluted Book Value Per Share Plus Accumulated Dividends 16.0% Compound Annual Growth in Diluted BVPS Through September 30, 2010 16 INVESTOR PRESENTATION THIRD QUARTER 2010

Compound Growth in Diluted Book Value per Share - Since Validus IPO 17 INVESTOR PRESENTATION THIRD QUARTER 2010 Note (1) Diluted book value per share calculation includes impact of quarterly dividends Note (3) Includes VR and companies reporting earnings through November 5, 2010 Note (4) VR starting point is Pro Forma diluted BVPS at June 30, 2007 of $20.89 as reported in the IPO Prospectus Source: SNL Financial and company reports

Validus Holdings, Ltd. - Quarterly Comparison to Pro Forma 2009 Gross premiums written decreased by 3.5% to $344.0 million (1) 3.8% decrease in Talbot, 5.0% decrease in Validus Re (1) Net premiums written increased 6.9% to $308.4 million (1) 1.6% decrease in Talbot, 20.3% increase in Validus Re (1) Underwriting income decreased 15.2% to $150.2 million (1) Identified loss expenses of $47.7 million versus $13.9 million year on year (1) Net investment income decreased sequentially $0.8 million to $34.0 million Annualized effective investment yield declined 5bps to 2.32% 18 INVESTOR PRESENTATION THIRD QUARTER 2010 Note (1): Comparisons based on Pro Forma Q3 2009 results. Note (2): Q3 2010 impacted by $28.7 million New Zealand Earthquake , $7.7 million Oklahoma Windstorm, $5.0 million Political Risk Contract Frustration & $6.3 million Hurricane Karl Windstorm. Q3 2009 impacted by $13.9 million European Windstorm (IPC).

Annualized Operating Return on Average Equity - Q3 2010 19 Source: SNL Financial and company reports. INVESTOR PRESENTATION THIRD QUARTER 2010

Investment Portfolio at September 30, 2010 Total cash and invested assets of $5.97 billion Conservative investment strategy Emphasis on the preservation of invested assets Provision of sufficient liquidity for prompt payment of claims Minimal exposure to equity and alternative asset classes Comprehensive portfolio disclosure Average portfolio rating of AA+ Minimum average credit quality of AA- Duration of 2.3 years Quarterly average investment yield: 2.32% 20 INVESTOR PRESENTATION THIRD QUARTER 2010 (1)

Loss Reserves at September 30, 2010 Validus Gross Reserve Mix Observations: Gross reserves for losses and loss expenses of $2.02 billion: $1.75 billion net of reinsurance IBNR represents 49.1% of reserves Talbot has a history of favorable reserve development: $231.8 million since acquisition $77.5 million year to date Favorable reserve development in the quarter of $49.8 million: Talbot favorable development of $30.6 million Validus Re favorable development of $19.2 million 21 INVESTOR PRESENTATION THIRD QUARTER 2010

22 INVESTOR PRESENTATION THIRD QUARTER 2010 Active Capital Management Self Tender and Private Repurchase Share Repurchase Authorization $885.5 million cumulative share repurchase authorization since November 4, 2009 $629.0 million utilized through November 3, 2010 at an average price of $25.73 per share 24.4 million shares repurchased representing 18.6% of common shares outstanding at September 30, 2009 VR will have repurchased 26.3% of common shares outstanding as of September 30, 2009 when November 8, 2010 self tender and private repurchase is completed Purchase $300 million of VR common shares at $30.00 per share 9.2% of common shares outstanding at September 30, 2010 Private purchase agreements with Aquiline, New Mountain and Vestar to sell 9.2% of their common shares at $30.00/share Aggregate 2.05mm shares ($61.6mm) Fixed price tender for 7.95 mm shares at $30.00/share ($238.4mm) Tender offer to launch on November 8, 2010 and expire on December 8, 2010

Transparent Risk Disclosure - October 1, 2010 Portfolio 23 INVESTOR PRESENTATION THIRD QUARTER 2010 1:100 year PML equal to 20.8% of quarter end capital, 23.7% of shareholders' equity

Realistic Disaster Scenarios - July 1, 2010 Portfolio 24 INVESTOR PRESENTATION THIRD QUARTER 2010 Consolidated (Validus Re and Talbot) Realistic Disaster Scenarios (RDS) Estimates as of July 1, 2010, in millions of U.S. Dollars

THIRD QUARTER 2010 APPENDIX Investor Presentation

Validus Re - Quarterly Segment Results Gross premiums written decreased by 5.0% to $142.6 million Reflects reduced GPW from re-underwriting the IPC account. Net premiums written increased 20.3% to $134.2 million Reduced retro which was purchased during 2009 to manage exposure from IPC business Underwriting income decreased 14.0% to $132.5 million $36.5 million in identified loss events versus $13.9 million year on year 26 INVESTOR PRESENTATION THIRD QUARTER 2010 Note (1): All comparisons are based on Pro Forma results for Q3 2009 . Note (2): Q3 2010 impacted by $25.3 million New Zealand Earthquake, $7.5 million Oklahoma Windstorm & $3.7 million Hurricane Karl Windstorm. Q3 2009 impacted by $13.9 million European Windstorm (IPC).

Talbot - Quarterly Segment Results Gross premiums written decreased by $8.6 million or 3.8% to $218.7 million $7.6 million decrease from onshore energy Net premiums written decreased by 1.6% to $174.2 million Significant outwards reinsurance in place on onshore energy and aviation reduces gross to net impact Underwriting income decreased 8.2% to $26.5 million Favorable development in Marine offset by higher G&A expense 27 INVESTOR PRESENTATION THIRD QUARTER 2010 Note (1): Q3 2010 impacted by $3.4 million New Zealand Earthquake, $0.2 million Oklahoma Windstorm, $5.0 million Political Risk Contract Frustration & $2.6 million Hurricane Karl Windstorm. Q3 2009 impacted by zero notable losses.

Impact of Notable Losses During the Quarter - Q3 2010 28 INVESTOR PRESENTATION THIRD QUARTER 2010 Event In $US (000)s Description Validus Re Talbot Total Total (Net of Reinstatement Premium) Total (% of NPE) Note (1) New Zealand Earthquake Earthquake 25,285 3,400 28,685 28,685 6.6% Oklahoma Windstorm Windstorm 7,500 177 7,677 6,862 1.8% Political Risk Contract Frustration - 5,000 5,000 5,265 1.1% Hurricane Karl Windstorm 3,666 2,647 6,313 6,313 1.5% Total 36,451 11,224 47,675 47,125 11.0% Note (1): Total (% of NPE) is based on Total Notable Losses excluding the effect of reinstatement premium.

Impact of Capital Management 29 INVESTOR PRESENTATION THIRD QUARTER 2010 Capital Management YE 2008 YE 2009 YTD Q3 2010 Q4 2010 to Nov 2, 2010 Dividends Paid 67,934 78,515 81,859 24,500 Shares Repurchased - 84,243 206,655 37,940 Tender Offer - - 300,000 300,000 Gain on JSD Repurchase 8,752 4,444 - - Gain on IPC Amalgamation - 287,099 - -

Net Operating Income Reconciliation 30 INVESTOR PRESENTATION THIRD QUARTER 2010

Diluted Book Value Per Share Reconciliation 31 INVESTOR PRESENTATION THIRD QUARTER 2010 (a) Weighted average exercise price for those warrants and stock options that have an exercise price lower than book value per shares. (b) Using the "as-if-converted" method, assuming all proceeds received upon exercise of warrants and stock options will be retained by the Company and the resulting common shares from exercise remain outstanding.